UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03931

CLIPPER FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2011

Date of reporting period: June 30, 2011

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ITEM 1. REPORT TO STOCKHOLDERS

CLIPPER FUNDSM

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report, but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Fund’s Prospectus or more current performance information by calling Investor Services at 1-800-432-2504 or on Clipper Fund’s website (www.clipperfund.com).

CLIPPER FUNDSM	Table of Contents

Shareholder Letter	2

Management’s Discussion of Fund Performance	16

Fund Overview	18

Expense Example	19

Schedule of Investments	20

Statement of Assets and Liabilities	23

Statement of Operations	24

Statements of Changes in Net Assets	25

Notes to Financial Statements	26

Financial Highlights	31

Director Approval of Advisory Agreements	32

Fund Information	34

Privacy Notice and Householding	35

Directors and Officers	36

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund Prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

CLIPPER FUNDSM	Shareholder Letter

The chart below summarizes results through June 30, 2011 for the Clipper Fund. The credit for the Fund’s satisfactory results since inception belong to our predecessor. The 10 year results combine four and a half years of our predecessor’s management during which returns were very good and five and a half years of our management during which returns have been poor, as reflected in the unsatisfactory five year results. On both a relative and absolute basis, these results are the worst my partner Ken Charles Feinberg and I have had to report in our careers.

Average Annual Total Returns as of June 30, 2011
	1 Year	5 Years	10 Years	Since Inception (2/29/84)
Clipper Fund	28.95%	(0.41)%	2.28%	11.58%
S&P 500® Index	30.69%	2.94%	2.72%	10.81%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio as of the most recent prospectus was 0.76%. The total annual operating expense ratio may vary in future years. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit clipperfund.com or call 800-432-2504. The Fund received favorable class action settlements from companies which it no longer owns. These settlements had a material impact on the investment performance of the Fund in 2009. This was a one-time event that is unlikely to be repeated. Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

With more than $70 million of our own money invested in Clipper Fund alongside shareholders, we, our colleagues and our families share the cost of these unsatisfactory results and have every incentive to fix them.1 To this end, while longer term results signify more, it is heartening that results have improved in more recent periods. Clipper Fund’s returns have almost caught up with the market’s over the last three years and, since the March 2009 lows reached during the financial crisis, the Fund has risen more than 130% versus the 105% rise of the S&P 500® Index.2 But we still have a long way to go. Nothing we say in the pages ahead is meant to excuse or minimize the poor results under our stewardship. We are committed to Clipper Fund and believe over a long period of time the fact that it is concentrated and, as a relatively small fund, opportunistic should be advantages.3

Our goal in this report is to provide some longer term context for our results and, more importantly, explain why we remain committed to the investment discipline that has served us well for more than four decades. We will also outline our rationale for believing returns in the years ahead should be substantially better.

While we generally do not emphasize very short-term results, we would note the Fund’s one year results convey a mixed message. On an absolute basis, our return of almost 29%, is more than satisfactory and may even seem a bit surprising given the pessimistic mood of the nation.2 We will explain later in this report why such a combination is not so unusual given that investment returns and investor sentiment often move in opposite directions. On a relative basis, however, our 29% return lagged the more than 30% return of the S&P 500® Index.2 While a portion of this relative underperformance stems from our deliberate attempt to reduce the Portfolio’s business and financial risk given the shakiness of the U.S. and global economy, a portion also stems from investment mistakes we have made. In the pages that follow, we will discuss in detail both our relatively conservative portfolio positioning as well as our investment mistakes.

Turning from past results to future outlook, we strongly believe that despite or even because of the pervasive sense of gloom and negativity, the stock market as a whole should produce improved returns in the decade ahead. Furthermore, if history is

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1 As of 6/30/11.
2 Past performance is not a guarantee of future results.
3 Clipper Fund is non-diversified and, therefore, is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. The Fund may be subject to greater volatility and risk, as the Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the few companies on which the Fund focuses.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

any guide, we will be long into a stock market recovery before the press, pundits and public feel more confident. For example, we often hear commentators describe the stock market as depressed or mired in a bear market even though the S&P 500® Index is now within 10% of its all-time high on a total return basis and is up more than 100% from its low.4 There is a lot of truth in the old saying that the stock market climbs a wall of worry.

Finally, based on the strong fundamentals and attractive valuations of the specific companies that make up Clipper Fund, we believe our Portfolio is well positioned to generate returns above the market averages. Although the prices of the stocks we own have been disappointing in recent years, the values of a number of the underlying businesses have continued to make progress, resulting in one of the largest gaps between price and value that we have experienced in our careers. If we are correct in our appraisals, then prices should rise to reflect these values. While the timing may be uncertain, the narrowing of the difference between price and value should result in improved relative returns. Although we cannot promise such an outcome, the combination of higher stock prices and improved relative results could produce very satisfactory returns in the decade ahead. We will outline in the pages that follow the reasons why we are optimistic about the outlook for equities in general and Clipper Fund in particular.

Following our practice, we have structured this report as a series of responses to the questions we are most frequently asked by shareholders, with a particular emphasis on our results and outlook.

Q: Why should the relative performance of Clipper Fund improve?

A: During a period of such disappointing relative results, any attempt to put these results in context risks sounding evasive or defensive. Our goal is not to avoid taking responsibility for the fact that Clipper Fund’s results fall short of our standards and expectations. Instead, we want to provide our fellow shareholders with the reasons why we remain committed to our investment discipline and believe results in the years ahead should be much better.

A useful way to begin the analysis is by reviewing the longer term investment record of another more diversified mutual fund managed by our firm and asking whether periods such as this are unprecedented. Before addressing this question, however, we must point out that because we have only managed Clipper Fund since January 1, 2006 and because the other fund we have managed longer is more diversified their records may not be directly comparable. We present this data here as an illustration of past periods of poor results rather than as a statement of how Clipper Fund would have fared during those periods. With that caveat, the Davis New York Venture Fund, a diversified mutual fund that our firm has managed since 1969 and that Ken and I have overseen for well over a decade, has returned 11.81% per year after expenses since its inception versus 9.61% for the S&P 500® Index during that same time period, a result we consider satisfactory on both a relative and absolute basis.5

Average Annual Total Returns as of June 30, 2011
	1 Year	5 Years	10 Years
Davis New York Venture Fund Class A
with a maximum 4.75% sales charge	18.29%	0.29%	3.16%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio for Class A shares as of the most recent prospectus was 0.89%. The total annual operating expense ratio may vary in future years. Returns and expenses for other classes of shares will vary. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit davisfunds.com or call 800-279-0279.

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4 As of 6/30/11. Past performance is not a guarantee of future results.
5 Class A shares, not including a sales charge. Inception was 2/17/69. Past performance is not a guarantee of future results.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Over this time, the Fund outperformed the market in 100% of all 10 year periods.6 In addition, the Fund outperformed in 78% of all five year periods and, while this is a strong percentage, it also means the Fund underperformed in 22% of all five year periods.6 Bearing in mind the Davis New York Venture Fund is a diversified fund and thus not directly comparable to Clipper Fund, we would note that five years of lagging results, while disappointing, are not unprecedented or inconsistent with our long-term history. Also, although we do not know if this would have been true for Clipper Fund, in every case in which our more diversified fund trailed the market for a five year period, it exceeded the market in the following five years.6

If we extend this analysis of our own history to the record of other managers that have generated good long-term results, a similar pattern emerges. For example, almost 60% of the top-performing large cap equity managers over the past decade underperformed for at least a five year stretch during that decade of outperformance.7 To use an example closer to home, our predecessors in managing Clipper Fund built an outstanding long-term record from the time they started the Fund in 1984 until they stepped down in 2005, outperforming the market by almost 2% per year for more than 20 years. However, even under their excellent management, the Fund still underperformed in roughly half of all five year periods since its inception.

While this has been a very difficult and disappointing period, from these statistics it would seem such a stretch of underperformance is not unprecedented for us as managers, unexpected in comparison with other managers we admire or unusual in Clipper Fund’s own history.

Finally, while it is no solace to Clipper shareholders and while Clipper Fund as a more concentrated fund would have been run differently, our management team did outperform the market in 10 of the last 12 five year periods with the other more diversified equity fund mentioned above.6 It is difficult to put into words how frustrating it is to us that none of those periods of outperformance were enjoyed by Clipper shareholders.

Q: Why do you believe this is a good time to invest in Clipper Fund?

A: In managing Clipper Fund, our investment approach is grounded in the recognition that stocks are not just pieces of paper or numbers that move up and down daily but instead are certificates of ownership of real businesses. As a result, our research focuses first on the task of assessing the intrinsic value of those underlying businesses. Then we compare our appraisal of each business’s value to the market price of its stock. Our goal is to construct a portfolio of companies in which value significantly exceeds price. Although executing this task can be both imprecise and difficult, the underlying principle is a straightforward understanding of the fundamental difference between price and value.

Unfortunately, in modern financial theory price and value are often treated as synonyms. It is almost a matter of faith, not to mention new accounting standards, that the most appropriate measure of an asset’s value is its current market price. In the real world, however, the difference between price and value is well understood and best captured by the wise saying, “Price is what you pay. Value is what you get.” More specifically, the price of an asset is whatever people are willing to buy and sell it for at a given instant. Because price is set by people who are necessarily fallible and emotional, it can be subject to all sorts of influences beyond the pure economic characteristics of the underlying asset. In certain cases, the influence of emotions like euphoria and panic can become so dominant that prices become irrational—just consider the bubble prices of Internet stocks in 2000 or the panic prices of many stocks during the depths of the financial crisis.

On the other hand, the value of an asset is simply the total amount of cash it will generate over its life, discounted to the present. This amount is determined by reality not emotion. To consider a simple example, imagine a rental property that reliably produces income of $50,000 after all expenses each year. At the peak of the real estate bubble, a buyer might have paid more than $1 million for such a property, accepting a return of only 5%. In the depths of the crisis that followed, it might have been difficult to get $500,000, which would give a buyer more than a 10% return. Although the price of the property in this example may have dropped in half reflecting the changing mood of buyer and seller, the value of the property remains unchanged reflecting the stability of the underlying cash flows. Similarly, because stock prices at any given time are
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6 Class A shares, not including a sales charge. Inception was 2/17/69. See endnotes for a description of rolling performance. Past performance is not a guarantee of future results.
7 Source: eVestment Alliance; 193 managers from eVestment Alliance’s large cap universe whose 10 year average annualized performance ranked in the top quartile from January 1, 2001-December 31, 2010. Past performance is not a guarantee of future results.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

determined by fallible and emotional human beings, they also tend to reflect the mood of buyers and sellers. On the other hand, because stock values are determined by the cash flows of real operating businesses, they are unaffected by changing sentiments.

This understanding of the essential difference between price and value drives our confidence in the prospects for our Portfolio. Put simply, although the prices of many of the stocks we own have lagged for a number of years, the values of the businesses we own—as measured by sales, earnings, shareholders’ equity, dividends, and so on—have continued to build. As a result our appraisals of the value of the businesses that make up Clipper Fund now meaningfully exceed their prices. Although such a divergence can persist for long periods, as it has for the last five years, we do not believe it can persist forever. As Ben Graham famously said, “In the short run, the market is a voting machine [with prices reflecting psychology and emotion]. In the long run, it is a weighing machine [reflecting the value of the underlying businesses].” This is the most important reason we believe that patient investors who can stay the course should be rewarded in the years ahead.

Q: Can you describe the characteristics of the companies that make up the Portfolio?

A: Our conviction about Clipper Fund’s improved prospects is based on the economic characteristics and valuations of the companies that make up the Fund. Because each of these companies is selected based on its individual merits and because the Fund can be both opportunistic and flexible, the portfolio defies easy categorization.

Bearing in mind the risk of overgeneralizing, especially given John Train’s observation that “investing is the art of the specific,” the Portfolio today can roughly be divided into three categories. The first is made up of companies that are under a cloud and whose reputations and valuations have suffered because of management missteps, lackluster execution or worse than expected results. Although subjective, this category would include companies such as Harley-Davidson, Bank of New York Mellon, Hewlett-Packard, and CVS Caremark. Because these companies are currently unpopular, their shares can be purchased at low valuations. Moreover, in each case, we have reason to believe the fundamentals will improve and the companies will regain some of their lost luster. If this happens, shareholders can benefit from both improved earnings and an improved multiple of earnings, a compounding effect my grandfather referred to as “the double play.”

A second category is made up of companies whose relatively small size, complexity or illiquidity means their stocks are poorly understood or followed by relatively few. In this subjective category, we would include companies like Oaktree Capital, RHJ International, SKBHC Holdings, and even Loews Corporation. Although each of these companies is run by owner operators with proven records of success, they tend to be relatively illiquid or not well known and thus not attractive to many large investors. In the years ahead, we hope to show that one of the advantages of Clipper Fund’s relatively small size is the opportunity to take meaningful positions in such companies.

The third category makes up the majority of Fund assets. Companies in this largest and most important category might well be characterized as world leaders. This category includes some of the highest quality companies we have ever owned. We believe a significant percentage of them are best-of-breed across a range of different industries. Think of Wells Fargo, American Express and Goldman Sachs in financial services; Costco and Bed Bath & Beyond in retailing; Procter & Gamble in consumer products; Merck and Roche in health care; Diageo in beverages; Canadian Natural Resources in energy; Berkshire Hathaway in insurance (and many other industries); and Microsoft and Texas Instruments in technology. These companies tend to have deeper moats, stronger balance sheets and often more pricing power or lower costs than their competitors. Many also have broad product portfolios and wide geographic diversity that give them exposure to higher growth economies around the world. These attributes helped many of these companies deliver strong business results straight through the worst economic downturn since the Great Depression. A number of our holdings, including Merck, Wells Fargo and Berkshire Hathaway, actually took advantage of the financial crisis by making opportunistic acquisitions and others such as Texas Instruments and Microsoft repurchased a meaningful amount of their outstanding shares at distressed prices.

However, the economic characteristics of these leading companies are only half the reason we are so optimistic about future returns. The other half of the equation is valuation. Because the stock market works like a pari-mutuel system, businesses with such wonderful characteristics will tend to trade at high valuations, which in turn can make them poor investments. While above average valuations may be appropriate for above average businesses, they decrease the likelihood investors will earn an excess return. As a result, during most periods, investors who wanted the safety and security of owning some of the world’s most durable businesses had to give up some return by paying higher than average valuations. Such valuations

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

reached bubble levels in the Nifty Fifty era of the early 1970s and again in the late 1990s when many such global leaders had dividend yields of less than 1% and traded at more than 30 times earnings.

Since then, there has been a dramatic reversal. Today, we estimate the individually selected companies that make up this portion of the Clipper Fund are currently priced at around 13 times our estimate of this year’s owner earnings. Owner earnings is a measure of earnings that differs somewhat from generally accepted accounting principles (GAAP) in ways that we believe make it a more accurate measure of economic versus accounting reality. For example, in determining owner earnings, we normalize tax rates and credit costs as well as including the costs of adequately funding pension liabilities, adding back depreciation, and deducting maintenance capital spending and so on.

With low valuation as the final piece of the puzzle, we would conclude that this largest portion of Clipper Fund’s portfolio currently exhibits a rare combination of 1) lower than average risk, as measured by our companies’ balance sheet strength, competitive position and low risk of obsolescence, 2) durable, long-term growth prospects as indicated by their product portfolios, geographic diversity and attractive returns on retained equity; and 3) low valuations as indicated by the fact they are priced at a substantial discount to our estimated range of fair value. In our view, this is the perfect combination in an uncertain environment that may include anything from a robust economic recovery to another economic or financial crisis.

Putting all three categories together, Ken and I feel the gap between the prices of companies held in Clipper Fund and their relative value is as wide as we have seen. In aggregate, based on our analysis and projections, we estimate our companies on average are currently priced at somewhere between 9.5-11.5 times our estimate of the owner earnings they should generate two to three years from now. Looked at another way, we estimate the companies held in Clipper Fund on average should generate an earnings yield of 8.5%-10.5% by 2013. In a world where corporate bonds of such companies yield between 3%-6% we find the gap between the price and value of the companies that make up Clipper Fund especially compelling. This above all else strengthens our belief that Clipper Fund’s relative results over the next five years should be more than satisfactory.

If our confidence proves justified, then the combination of higher stock market returns and better relative results could well make the next decade a very good one for our investors. Although we cannot promise this outcome, we are certainly committed to it and will do everything in our power to achieve it.

Q: Can you give specific examples from the Portfolio that show the difference between stock prices and business values?

A: Having given a general description of the types of companies we own and why we believe the value of these companies is well above their current stock prices, it may be useful to look at some specific examples. Although future value is the most important investment consideration, the process of estimating future value requires forecasts that are open to conjecture. As a result, a better starting point may be to look back over the last five years for examples in which solid growth in value was not fully reflected in comparable price appreciation. In doing so, we will not only provide specific data about the companies we own but also point out how a period of poor relative results may be an indication of deferred gratification rather than mistaken analysis.

A useful first example is our longtime holding Costco, the warehouse club retailer often considered a paradise for value shoppers. Over the last five years, this outstanding company has added significantly to its value, growing its sales from around $60 billion in 2006 to more than $80 billion today. With a membership-based business model, the company generates more than $1.8 billion in annual fees from its loyal customer base, almost 90% of whom renew their membership each year. Over the last five years, the company has expanded its fast growing international operations, particularly in Asia, to 25% of sales and has grown overall earnings by more than 80%. If we consider this earnings growth as a proxy for value, it would seem the 42% increase in Costco’s share price has lagged its 80% increase in value.8

In the financial sector, contrary to common perception, the earnings of two of our largest holdings have made progress in the last five years even in the face of the financial crisis. However, in this controversial sector filled with headline risk, misperception is quite common. For example, despite having the word bank in its name, the Bank of New York Mellon, one
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8 Period discussed is from 6/30/06-6/30/11.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

of our largest holdings, is not really a bank in the traditional sense as more than 90% of its profits come from securities processing, custody and asset management. Founded in the 18th century, this stalwart institution now has more than $25 trillion of assets under custody and is a market leader in most of its businesses. However, even with these impressive characteristics let alone the fact the company’s earnings have grown more than 30% in the last five years, its stock price is 25% below where it was then.9

The story is similar at Wells Fargo where superior management and conservative lending allowed the company to acquire its large rival Wachovia at the depths of the financial crisis. The combined company now generates earnings of about $36 billion per year before taxes and provisions for bad loans. Although the weak economy and loan charge-offs may persist for several more years, the underlying earnings power of this well-run bank has significantly increased and may now be almost 50% higher than the earnings it is currently reporting. Over the last five years, though, Wells Fargo’s progress in earnings power has been ignored in its stock price, which is still below its level of five years ago.9

Turning from finance to pharmacies, leading companies like CVS Caremark stand to benefit as a huge number of the world’s most well-known and widely used prescription drugs will be coming off patent. As patents expire and patients switch to cheaper generic drugs, prices fall as much as 90%. This coming wave of generic substitution is a positive not just for patients and entities like insurance companies and Medicare that cover prescription drug charges but also for pharmacies and pharmacy benefit managers like CVS Caremark. CVS actually makes more money filling a generic prescription than the far more expensive original brand name prescription. This trend combined with a generally aging population that consumes more drugs has enabled CVS Caremark to grow earnings per share 90% over the past five years. However, despite these good results and solid growth prospects, the share price during the same period rose only 22%.9

In the important technology sector, Microsoft has grown its sales from $44 billion to approximately $70 billion in the last five years. Significantly, because of expense discipline and share repurchase, its earnings per share have grown at an even faster clip, more than doubling from $1.21 to $2.73 per share. Although the company competes in a sector full of obsolescence risk, its most important businesses are more entrenched than many realize. For example, we estimate that more than two-thirds of Microsoft’s profits come from corporate software licenses and from the specialized software that runs behind the scenes on the millions of computer servers that power the Internet. Amazingly though, Microsoft’s share price has barely changed in five years, rising a paltry 2% per year while earnings have grown 17% per year.9

Finally, in the energy sector we also believe the value of our holding in Canadian Natural Resources has also increased more than its stock price. In this field though appraisals can be a bit more complicated as our investment focus is not based on trying to predict the direction of oil and gas prices but rather on trying to identify those individual companies that have been able to grow their reserves on a per share basis over long periods of time. While changes in commodity prices may have a larger influence on stock prices for some period of time, we believe growth in reserves will be the more important determinate of long-term value creation. With this in mind, it is amazing to consider that over the last five years Canadian Natural Resources has increased its reserves per share (debt adjusted) a staggering 136%, more than twice the 51% increase in its stock price.9

While our files on each of the companies mentioned above are thick with research data and analysis, these cursory examples and summaries are simply intended to give some indication of the manner in which changes in a company’s stock price can lag growth in its value. At a time when stock prices have been disappointing, it is reassuring to remind ourselves of the progress, strength and growth of the underlying businesses we own. Furthermore, in an uncertain world in which prices can fluctuate wildly with each day’s headlines, the reminder that the Portfolio is made up of businesses that are not just attractively valued but also durable, profitable and resilient can help steady investors’ nerves and allow them to stay the course.

Q: Has long-term investing become obsolete in this new world of high-velocity and technical trading strategies, ETFs, alternative investments, and hedge funds?

A: Before turning to the new products and approaches that are currently in favor, we should be clear about our background assumptions and definitions. First, investing has always been a competitive enterprise in which investors are barraged with
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9 Period discussed is from 6/30/06-6/30/11.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

new information that must be considered and evaluated. Without question, long-term success requires constant learning and adaptation. Any firm that refuses to learn and adapt will fail. However, the fact that successful investors are constantly adapting to new information does not mean that the underlying principles of economics and investing are called into question or that common sense has been repealed. While we have our biases, it seems to us that many of today’s “innovations” are simply ways for promoters of one type or another to generate more transactions, charge higher fees or simply make more money at the expense of the investing public. There is a lot of wisdom in the old saying that “the four most expensive words on Wall Street are ‘this time is different.’”

A brief look at some of the more popular new investment fashions may illustrate the point. A good place to start is with the current conventional wisdom that increased trading somehow adds value. Two types of trading strategies have become particularly popular. The first trading strategy is practiced by very sophisticated quantitative hedge funds that use computers to execute high velocity trading strategies in nanoseconds based on so-called algorithms. While some of these strategies may be legitimate, many are based on practices that, if executed in slower motion by conventional traders, would look a lot like front running, bid fishing or other practices that have long been banned by leading stock exchanges. The SEC is currently reviewing these practices and we are hopeful they will be rightly prohibited. Any investors wishing to understand the unethical and abusive nature of this type of high-frequency trading should read the outstanding letter to the SEC written by O. Mason Hawkins and his colleagues at Southeastern Asset Management. Please visit the Literature section of clipperfund.com to read this letter.

The second type of trading strategy is best illustrated by watching advertisements on the financial television networks, not that this is a practice we would recommend. In these ads, hucksters market so-called “tools” and “strategies” for trading stocks, options, ETFs, commodities, and more. What these tools and strategies have in common is that the people selling them will get paid whether the buyer makes or loses money. Get-rich-quick schemes and day trading strategies in which promoters capitalize on hopes, dreams and greed are nothing new. Investors would do well to remember Charlie Munger’s wonderful story in which he says “I think the reason that there is such idiocy is best illustrated by a story I tell about the guy who sold fishing tackle. I asked him, ‘My God, they’re purple and green. Do fish really take these lures?’ And he said, ‘Mister, I don’t sell to fish.’”

Aside from these promoter risks, the idea that trading adds value contains an economic fallacy that can be seen using a simple exercise described by Jack Bogle in a 2009 interview with The Motley Fool.10 In this exercise, he suggests imagining that half the shares outstanding of all the stocks in the S&P 500® Index are owned by long-term investors and the other half by traders. By definition, the long-term holders who own half the shares and do not trade them will earn the market return. The traders on the other hand are trading with each other because the long-term investors are not trading with them. As Jack concludes, “It follows as the night to the day that the traders will lose by the amount of money paid to the intermediaries, the croupiers in the middle [as well as to the IRS!]. It therefore follows logically and mathematically that buying and holding is a winner's game and buying and trading is a loser's game. Simple as that. No way around it.”11 The cost of this economic fallacy shows up in long-term returns. For example, over the last 15 years, mutual funds that had the highest amount of trading underperformed mutual funds that had the lowest amount of trading by about 1% per year.12

Another popular “innovation” is investing in ETFs, of which there are two primary categories. The first and largest category includes those that are based on broad stock indexes. Index-based ETFs, unlike the trading strategies described above, have both good and bad aspects. On the positive side, these ETFs can offer an extremely low-cost, tax-efficient way to own a broad index of stocks if investors are planning on holding the ETFs for the long term. In this way, they are no different than index funds, which have existed for decades. While investors in these ETFs, like investors in index funds, are likely to underperform the index every year because of expenses, this underperformance will be predictable and relatively small. Furthermore, while investors are giving up the opportunity to outperform over the long term, they are also avoiding the inevitable periods of underperformance that even strong managers will experience. While investing with a superior manager
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10 http://www.fool.com/investing/general/2009/06/16/bogle-on-buy-and-hold-and-the-long-of-long-term-in.aspx
11 Equity markets are volatile and there is no guarantee that a buy and hold investor will not lose money.
12 Source: Morningstar as of December 31, 2010. 155 Large Cap Funds Class A shares (excluding index funds) with at least a 15 year track record were included in this study and grouped by reported portfolio turnover. Past performance is not a guarantee of future results. There is no guarantee that in future periods low turnover funds will have higher returns than those funds with higher turnover.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

over the long term can generate results in excess of the index (as we have since our inception), investors who do not have the discipline or temperament to weather periods of underperformance could benefit from a long-term strategy of passive investing in either index funds or comparable ETFs.

Unfortunately, many if not most investors in this type of ETF are not using it as a passive long-term investment strategy, as they would index funds. Instead, they are attempting to take advantage of the only meaningful difference between index-based ETFs and traditional index funds—namely that ETFs are easily traded. As a result most ETFs have become what are known in Wall Street parlance as “trading sardines” rather than “eating sardines” or long-term investments. For example, the total size of the flagship Vanguard 500 Index Fund is $106 billion of which only a tiny fraction is exchanged in or out each day. Conversely, the largest ETF tracking the S&P 500® Index trades more than $100 billion each week! Put another way, the average “investor” in an S&P 500® ETF has a holding period of roughly 4 days. This is not a recipe for wealth creation. Once again, to quote Jack Bogle, “The idea that a bell rings to signal when investors should get into or out of the stock market is simply not credible. After nearly fifty years in this business, I do not know of anybody who has done it successfully and consistently. I don't even know anybody who knows anybody who has done it successfully and consistently.”

The second category of ETFs are those designed to track everything from specific asset classes, such as gold or Treasury bonds, to particular market sectors ranging from commodities to technology, to targeted geographic regions from Brazil to Canada. The idea is that rather than invest in specific assets or securities, investors can simply use ETFs to get quickly in and out of virtually any asset class in the world. Some of these ETFs have the added “attraction” of leverage. While it is difficult to generalize about such a broad category, what most of these ETFs have in common is that they were created to facilitate speculation and trading. As with the trading strategies described earlier, such sector rotation is doomed to be a loser’s game in aggregate, though there will of course be some winners. The fact that such trading strategies are often given more respectable sounding names such as sector rotation or dynamic asset allocation does not change their true nature anymore than calling a janitor a custodial engineer changes his job description. Furthermore, as with the man selling fishing tackle, the marketers of these ETFs are paid based on assets and transactions not outcomes. It does not matter to them if no value is created for the end investor provided volume and activity increase. Finally, by facilitating large scale speculation, particularly in less liquid asset classes and sectors, these sorts of ETFs are almost certain to lead to bubbles, busts and other sorts of unexpected dislocations as traders stampede in and out of whole sectors or classes of companies without analyzing the individual companies that are included in each index. While such a volatile and speculative environment is not easy on the nerves, it is likely to create enormous opportunities for those who can maintain a long-term perspective and can differentiate between price and value. We are highly confident that such dislocations will occur, though we are not sure when, and we are anxious to capitalize when they do.

Two other fashionable financial innovations include so-called alternative investment strategies and hedge funds. As with ETFs, these are broad categories about which it is difficult to generalize and there are certainly examples of success in each. However, both alternative investments and hedge funds tend to have high fees and most employ leverage, which increases risk. Furthermore, the nature of their incentive fee structures creates a peculiar asymmetry that can result in managers getting paid for volatility even if their investors lose money. For example, a stock that appreciates 20% per year for four years and then falls 50% in the fifth year would leave investors with a small net profit after five years. However, investors in a hedge fund with a typical fee structure (i.e., a 2% fixed fee plus 20% of the gains) that generated the same returns before fees (gains of 20% per year for four years and then a loss of 50% in the fifth year) would end up with a cumulative loss of about 20% after fees. Meanwhile, the manager of that hedge fund would have received cumulative fees of almost 33%.

More important than the high fee structures and dangerous incentives, however, is the fact investors tend to put a lot more money into a particular alternative strategy or hedge fund after long periods of good results and then get out after periods of bad results. For example, consider the money that poured into venture capital in the late 1990s based on the fact smaller funds that had been created years before had done well. Similarly, the largest private equity funds raised the most money in 2006 and 2007, just before the financial crisis wiped out many of these funds.

While we have often shared data about the destructive tendency of mutual fund investors to chase performance, it has been difficult to find data quantifying the long-term costs that investors in hedge funds incur from the same tendency to invest in funds after periods of good results and get out after periods of bad results. This year, however, professors at Harvard Business School and Emory University jointly published an explosive study concluding that from 1980-2008 this timing and

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

selection penalty cost hedge fund investors 3%-7% per year.13 According to the study, “We find that the real alpha of hedge fund investors is close to zero. In absolute terms, dollar-weighted returns [earned by hedge-fund investors] are reliably lower than the return of the S&P 500® Index and are only marginally higher than the risk-free rate….”

While not currently fashionable, we think long-term investing in a carefully constructed portfolio of high quality equities is still the best way to build and protect wealth over decades. We would even argue that the very fact that it has become unfashionable increases the likelihood of a satisfactory outcome given that investment fads are a notoriously reliable contrary indicator.

Finally, we must reiterate our conviction that bonds, which have become the most popular asset class today, are enormously risky. As we have written in the past, during the same period in which stock values have improved while stock prices have fallen, bond values have fallen while their prices have risen. In fact, after nearly 30 years of rising prices, the cash flow bonds produce (i.e., their interest payments) now stands near historic lows. This is a risky combination and, though the timing may be uncertain, it seems certain that a significant amount of optimism and euphoria is incorporated in bond prices, presaging the likely demise of the long bull market in bonds. My grandfather Shelby Cullom Davis referred to bonds as “certificates of confiscation.” His dislike of bonds stemmed from the fact that for almost three decades ending in 1982, investors in bonds lost money on an inflation-adjusted basis. While it is impossible to predict the short-term direction of interest rates, the fact that they are close to their historic lows at a time when deficits and commodity prices are soaring makes it almost certain the long-term direction will be up. To use Jim Grant’s phrase, at today’s prices, bonds represent “return-free risk.”

Q: What were your biggest mistakes?

A: During the financial crisis, the mistakes of investors (including us) were dramatic and obvious. While we avoided a number of the biggest losers, including Fannie Mae, Freddie Mac, Lehman, Bear Stearns, Countrywide and Washington Mutual, we also made a number of important mistakes. Our loss in AIG in particular, was substantial and permanent and was responsible for a majority of our underperformance over the last five years. We have written at length about this mistake in earlier reports and commend them to your attention. (Please see the Commentaries section of clipperfund.com to read these reports.)

We are more than two years past the depths of the financial crisis. Since the lows in March of 2009 through June 30th of this year, the market is up about 105% and Clipper Fund about 130%.14 Despite this recovery, we still have ground to make up from 2008. Furthermore, while a 130% gain is gratifying, we could have done better.  For example, as we have written in past reports, it is likely that the largest mistakes we made in recent years will never show up in our financial statements. This is not because we are glossing over them, but rather because they were mistakes of omission. In other words, our costliest mistakes during this financial crisis may well be the investments we failed to make when others were panicking. Wells Fargo, for example, traded roughly as low as $8 per share and American Express as low as $10. Had we added less than 2% of the Fund to each position, we would have more than made up the cumulative losses we suffered in AIG.15 Such mistakes of omission are rarely discussed and yet, as the example above shows, they can be just as costly to long-term returns.

Although we do not usually comment on shorter term results, some have asked whether the fact the Fund did not own many of the more leveraged, speculative or cyclical companies that led the market in 2010 and thus far in 2011 was also a mistake of omission. The short answer is we do not believe so. As discussed earlier in this report, we strongly believe high quality companies with durable growth prospects and relatively low business and financial risk represent the most compelling opportunity in the market today. That does not mean the stocks of these companies will always outperform. In fact, it is likely these stocks could underperform those that are more leveraged or speculative in nature should the economic recovery gain steam and the world avoid major crises. However, the last several years should have taught all investors that portfolios should be built to weather downturns as well as participate in good times. Although the gyrations of this summer may be simply a bump on the road to recovery, they may also be early signs of another economic swoon. If so, although we cannot predict
___________________________

13 Dichev, Ilia D. and Yu, Gwen, Higher Risk, Lower Returns: What Hedge Fund Investors Really Earn (July 1, 2009). Journal of Financial Economics (JFE), Forthcoming. Available at SSRN: http://ssrn.com/abstract=1354070
14 Period discussed is from 3/9/09-6/30/11. The market is represented by the S&P 500® Index. Past performance is not a guarantee of future results.
15 Period discussed is from 6/30/06-6/30/11.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

how our stocks will perform, we feel confident that the values of the underlying businesses we own are far less vulnerable than those we owned in 2008.

In short, while the companies we own or added to in recent years including Costco, CVS Caremark and Microsoft may lag more leveraged, cyclical or speculative companies in a robust recovery, we are confident they will prove to be satisfactory investments over the long term.

Concluding Thoughts

Each time we prepare a report for our clients and shareholders, our primary goal is to provide the information we would want if our roles were reversed, particularly with regard to portfolio results, individual holdings and investment mistakes. We feel a candid and thorough accounting is an essential component of our responsibility as stewards of investors’ savings, especially when short-term results are below our standards and expectations as they have been in the most recent periods.

A second goal is to share our outlook both for the stock market in general and for the portfolio of companies we own in particular. This outlook rests on the fundamental difference between price and value. Prices are determined by human beings and thus reflect emotions as well as economics. In times of fear and pessimism (like today), prices tend to be low. In times of optimism and confidence (like the 1990s), they tend to be high. Business values, however, are determined by the earnings and dividends of the underlying companies. As a result, value is independent of emotions. It is the relationship between subjective prices and objective value that drives our outlook at any given time. Today, after years of falling prices and rising business values, our outlook is especially positive. The S&P 500® Index currently has a dividend yield that is higher than the risk-free rate and an earnings yield that is more than twice the coupon on 10 year government bonds. In addition, the fact that earnings and dividends have some component of inflation protection makes stocks particularly attractive in comparison with bonds at today’s prices.

More important, based on the strength, growth prospects and valuations of the particular companies we own, we are especially bullish about the outlook for our Portfolio. These companies have both the durability and resilience to weather the inevitable shocks as well as a proven record of adapting and growing through all different economic and business environments. In our view, the gap between the growing value of the companies we own and their current market prices is as wide as we have seen in our careers. As mentioned earlier, we estimate our companies on average are currently priced at somewhere between 9.5-11.5 times our estimate of the owner earnings they should generate two to three years from now. Looked at another way, we estimate the companies held in Clipper Fund on average should generate an earnings yield of 8.5%-10.5% by 2013. Although predicting the short-term direction of stock prices is a fool’s game, we are confident this wide gap between price and value will eventually close resulting in stronger returns on both an absolute and relative basis in the years ahead.

One final goal of these reports is to demystify the fundamentals of investing and particularly highlight areas of the capital markets in which we think investors are behaving irrationally. We do so not to cast stones at others but because we recognize investor returns come from both the performance of the underlying asset they own as well as the timing of their decision to buy or sell that asset. In most cases, this timing decision is costly because of the persistent tendency of investors to want to do today what they wish they had done yesterday. As a result, investors buy what has already gone up and lose interest in what has already gone down. By reminding our shareholders that the fundamental laws of economics and the basic tenets of common sense are timeless, we hope to make an indirect contribution to their returns by giving them data that will help them stay the course when times are uncertain and resist the tendency to get caught up in the fads and manias being pushed by promoters and pundits.

Today, long-term investing in a portfolio of carefully selected companies is, to say the least, unfashionable. New trading strategies, asset allocation models, ETFs, fixed income securities, alternative investments, and hedge funds are all attracting more interest and more dollars. We could not disagree more strongly with this behavior. A decade of falling prices and rising values has made stocks a bargain. We want to do all we can to ensure that clients and shareholders who stayed with us through these difficult times can benefit from the bargain prices produced by the current disinterest in equities.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Before ending this report, we want to thank our colleagues. We have the best team of analysts we have ever had in terms of character and capability. We are often given credit for their work and do not want to miss this chance to acknowledge their hard work and dedication.

On behalf of all of us at Davis Advisors, we thank you for your continued trust.

Sincerely,

Christopher C. Davis                                                                Kenneth Charles Feinberg
President & Portfolio Manager                                               Portfolio Manager

August 5, 2011

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

This material is authorized for use by existing Clipper Fund and Davis New York Venture Fund shareholders. A current Clipper Fund and Davis New York Venture Fund prospectus must accompany or precede this material if it is distributed to prospective shareholders. You should carefully consider the Funds’ investment objective, risks, charges, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact. Equity markets are volatile and an investor may lose money.

Clipper Fund’s investment objective is long-term capital growth and capital preservation. Davis New York Venture Fund’s investment objective is long-term growth of capital. There can be no assurance that either Fund will achieve its objective. The Funds invest primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Funds are: stock market risk (CF, DNYVF): stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines; manager risk (CF, DNYVF): poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective; common stock risk (CF, DNYVF): common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities; focused portfolio risk (CF): funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the Fund’s total portfolio; financial services risk (CF, DNYVF): investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to problem affecting financial companies; under $10 billion market capitalization risk (CF): small- and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies; headline risk (CF, DNYVF): the Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, or management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company’s stock may never recover or may become worthless; fees and expenses risk (CF, DNYVF): the Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low return environment, or a bear market, increases the risk that a shareholder may lose money; and foreign country risk (CF, DNYVF): foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. As of June 30, 2011, the Clipper Fund had approximately 15.1% of assets invested in foreign companies. As of June 30, 2011, the Davis New York Venture Fund had approximately 18.3% of assets invested in foreign companies. See the prospectuses for complete listings of the principal risks.

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions include “forward-looking statements” which may or may not be accurate over the long term. Forward-looking statements can be identified by words like “believe,” “expect,” “anticipate,” or similar expressions. You should not place undue reliance on forward-looking statements, which are current as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.

CLIPPER FUNDSM	Shareholder Letter – (Continued)

The information provided in this material should not be considered a recommendation to buy, sell, or hold any particular security. As of June 30, 2011, Clipper Fund had invested the following percentages of its assets in the companies listed:

American Express	10.24%	Loews Corp.	6.15%
Bank of New York Mellon	4.61%	Merck	3.12%
Bed Bath and Beyond	1.27%	Microsoft	1.31%
Berkshire Hathaway	7.04%	Oaktree Capital	9.38%
Canadian Natural Resources	8.42%	Procter & Gamble	2.48%
Costco	10.22%	RHJ International	2.76%
CVS Caremark	5.37%	Roche	0.92%
Diageo	0.72%	SKBHC Holdings	0.29%
Goldman Sachs	0.81%	Texas Instruments	1.94%
Harley-Davidson	5.10%	Wells Fargo	1.11%
Hewlett-Packard	1.99%

The information provided in this material should not be considered a recommendation to buy, sell, or hold any particular security. As of June 30, 2011, Davis New York Venture Fund had invested the following percentages of its assets in the companies listed:

American Express	4.87%	Harley-Davidson	0.87%
Bank of New York Mellon	4.33%	Hewlett-Packard	0.75%
Bed Bath & Beyond	2.32%	Loews Corp.	3.34%
Berkshire Hathaway	1.88%	Merck	2.98%
Canadian Natural Resources	3.01%	Microsoft	1.13%
Costco Wholesale	4.53%	Procter & Gamble	0.75%
CVS Caremark	3.97%	Roche	2.08%
Diageo	1.13%	Texas Instruments	1.70%
Goldman Sachs	0.44%	Wells Fargo	4.12%

The Funds have adopted Portfolio Holdings Disclosure policies that govern the release of non-public portfolio holding information. These policies are described in the prospectuses. For Clipper Fund, visit clipperfund.com or call 800-432-2504 for the most current public portfolio holdings information. For Davis New York Venture Fund, visit davisfunds.com or call 800-279-0279 for the most current public portfolio holdings information.

Rolling Returns. Davis New York Venture Fund’s average annual total returns for Class A shares were compared against the returns earned by the S&P 500® Index as of December 31 of each of the rolling periods discussed from 1969 through 2010. The Fund’s returns assume an investment in Class A shares on January 1 of each year with all dividends and capital gain distributions reinvested for the periods indicated. The returns are not adjusted for any sales charge that may be imposed. If a sales charge were imposed, the reported figures would be lower. The figures shown reflect past results; past performance is not a guarantee of future results. There can be no guarantee that the Fund will continue to deliver consistent investment performance. The performance presented includes periods of bear markets when performance was negative. Equity markets are volatile and an investor may lose money. Returns for other share classes will vary.

Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

We gather our index data from a combination of reputable sources, including, but not limited to, Thomson Financial, Lipper, and index websites.

Broker-dealers and other financial intermediaries may charge Davis Advisors substantial fees for selling its funds and providing continuing support to clients and shareholders. For example, broker-dealers and other financial intermediaries may charge: sales commissions; distribution and service fees; and record-keeping fees. In addition, payments or reimbursements may be requested for: marketing support concerning Davis Advisors’ products; placement on a list of offered products;

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

access to sales meetings, sales representatives and management representatives; and participation in conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Financial advisors should not consider Davis Advisors’ payment(s) to a financial intermediary as a basis for recommending Davis Advisors.

The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in an index.

Alpha is the incremental return of a manager when the market is stationary. This risk-adjusted factor takes into account both the performance of the market as a whole and the volatility of the manager. A positive alpha indicates that a manager has produced returns above the expected level at that risk level, and vice versa for a negative alpha.

This is not a solicitation for Vanguard 500 Index Fund.

After October 31, 2011, this material must be accompanied by a supplement containing performance data for the most recent quarter end.

Shares of the Clipper Fund and the Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

06/11 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, 800-432-2504, clipperfund.com

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Management’s Discussion of Fund Performance

Performance Overview

Clipper Fund delivered a total return on net asset value of 8.07% for the six-month period ended June 30, 2011. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 6.02%.  Every sector1 within the Index, except for financials, delivered positive returns over the six-month period. The sectors within the Index that turned in the strongest performance over the six-month period were health care and energy. The sectors within the Index that turned in the weakest performance over the six-month period were financials and information technology.

Factors Impacting the Fund’s Performance

The Fund continued to have more invested in financial companies than in any other sector and they were the most important contributor2 to performance, both on an absolute basis and relative to the Index. The Fund’s financial companies out-performed the corresponding sector within the Index (up 8% versus down 3% for the Index), but had a higher relative average weighting (48% versus 16% for the Index) in this weaker performing sector. Oaktree3 and American Express were among the most important contributors to performance. Bank of New York Mellon, RHJ International, and Berkshire Hathaway were among the most important detractors from performance.

Consumer staple companies were also an important contributor to performance. The Fund’s consumer staple companies out-performed the corresponding sector within the Index (up 10% versus up 8% for the Index) and had a higher relative average weighting (20% versus 10% for the Index). Costco Wholesale was among the most important contributors to performance.

Energy companies were the most important detractor from performance relative to the Index. The Fund’s energy companies under-performed the corresponding sector within the Index (down 3% versus up 11% for the Index) and had a lower relative average weighting (11% versus 13% for the Index) in this stronger performing sector. Canadian Natural Resources was among the most important detractors from performance.

Other important contributors to performance included Harley-Davidson and Iron Mountain. Another important detractor from performance was Hewlett-Packard.

The Fund had approximately 15% of its net assets invested in foreign companies at June 30, 2011. As a whole, those companies under-performed the domestic companies held by the Fund.

Clipper Fund’s investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund’s principal risks are: stock market risk, manager risk, common stock risk, focused portfolio risk, financial services risk, foreign country risk, under $10 billion market capitalization risk, headline risk, and fees and expenses risk.  See the prospectus for a full description of each risk.

1      The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3      This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

CLIPPER FUNDSM	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Clipper Fund versus the Standard & Poor’s 500® Index over 10 years for an investment made on June 30, 2001

Average Annual Total Return for periods ended June 30, 2011

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (02/29/84)	Gross Expense Ratio	Net Expense Ratio
Clipper Fund	28.95%	(0.41)%	2.28%	11.58%	0.76%	0.76%
Standard & Poor’s 500® Index	30.69%	2.94%	2.72%	10.81%

In 2009, the Fund received favorable class action settlements from companies which it no longer owns.  These settlements had a material impact on the investment performance of the Fund, adding approximately 5% to the Fund’s total return in 2009.  This was a one time event that is unlikely to be repeated.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Clipper Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For more current information please call Clipper Fund Investor Services at 1-800-432-2504.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006.  A different investment adviser managed the Fund through December 31, 2005.

CLIPPER FUNDSM	Fund Overview
June 30, 2011 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund’s 06/30/11 Net Assets)		(% of 06/30/11 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	84.01%	Diversified Financials	31.35%	6.89%
Common Stock (Foreign)	15.07%	Insurance	17.18%	3.75%
Short-Term Investments	0.87%	Food & Staples Retailing	16.47%	2.32%
Other Assets & Liabilities	0.05%	Energy	8.50%	12.78%
	100.00%	Commercial & Professional Services	6.05%	0.58%
		Information Technology	5.29%	17.77%
		Automobiles & Components	5.15%	0.78%
		Health Care	4.08%	11.70%
		Household & Personal Products	2.50%	2.32%
		Banks	1.41%	2.76%
		Retailing	1.29%	3.57%
		Food, Beverage & Tobacco	0.73%	5.98%
		Other	−%	28.80%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 06/30/11 Net Assets)

American Express Co.	Consumer Finance	10.24%
Costco Wholesale Corp.	Food & Staples Retailing	10.22%
Oaktree Capital Group LLC, Class A, 144A	Diversified Financial Services	9.38%
Canadian Natural Resources Ltd.	Energy	8.42%
Berkshire Hathaway Inc., Class A	Property & Casualty Insurance	7.04%
Loews Corp.	Multi-line Insurance	6.15%
Iron Mountain Inc.	Commercial & Professional Services	6.00%
CVS Caremark Corp.	Food & Staples Retailing	5.37%
Harley-Davidson, Inc.	Automobiles & Components	5.10%
Bank of New York Mellon Corp.	Capital Markets	4.61%

CLIPPER FUNDSM	Expense Example (Unaudited)

Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended June 30, 2011.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(01/01/11)	(06/30/11)	(01/01/11-06/30/11)

Actual	$1,000.00	$1,080.67	$3.92
Hypothetical	$1,000.00	$1,021.03	$3.81

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized operating expense ratio (0.76%)**, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

CLIPPER FUNDSM	Schedule of Investments
June 30, 2011 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (99.08%)
CONSUMER DISCRETIONARY – (6.37%)
Automobiles & Components – (5.10%)
Harley-Davidson, Inc.	1,495,960	$61,289,481
Retailing – (1.27%)
Bed Bath & Beyond Inc. *	262,500	15,319,500
	Total Consumer Discretionary	76,608,981
CONSUMER STAPLES – (19.53%)
Food & Staples Retailing – (16.33%)
Brazil Pharma S.A., 144A (Brazil)*(a)	810,000	8,916,669
Costco Wholesale Corp.	1,511,291	122,777,281
CVS Caremark Corp.	1,715,900	64,483,522
		196,177,472

Food, Beverage & Tobacco – (0.72%)
Diageo PLC (United Kingdom)	422,584	8,645,618
Household & Personal Products – (2.48%)
Procter & Gamble Co.	469,075	29,819,098
	Total Consumer Staples	234,642,188
ENERGY – (8.42%)
Canadian Natural Resources Ltd. (Canada)	2,418,674	101,245,694
	Total Energy	101,245,694
FINANCIALS – (49.48%)
Banks – (1.40%)
Commercial Banks – (1.40%)
SKBHC Holdings LLC *(b)	1,083	3,519,890
Wells Fargo & Co.	473,300	13,280,798
		16,800,688

Diversified Financials – (31.06%)
Capital Markets – (8.27%)
Ameriprise Financial, Inc.	367,469	21,195,612
Bank of New York Mellon Corp.	2,160,889	55,361,976
Goldman Sachs Group, Inc.	73,100	9,728,879
Julius Baer Group Ltd. (Switzerland)	316,400	13,069,859
		99,356,326

Consumer Finance – (10.24%)
American Express Co. (c)	2,379,433	123,016,686
Diversified Financial Services – (12.55%)
Cielo S.A. (Brazil)	199,971	4,997,193
Oaktree Capital Group LLC, Class A, 144A (a)	2,232,700	112,751,350
RHJ International (Belgium)*(d)	4,600,595	33,137,448
		150,885,991
		373,259,003

Insurance – (17.02%)
Multi-line Insurance – (6.15%)
Loews Corp. (c)	1,756,800	73,943,712
Property & Casualty Insurance – (7.04%)
Berkshire Hathaway Inc., Class A *	729	84,640,545
Reinsurance – (3.83%)
Transatlantic Holdings, Inc.	937,800	45,961,578
		204,545,835

	Total Financials	594,605,526

CLIPPER FUNDSM	Schedule of Investments - (Continued)
June 30, 2011 (Unaudited)

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (4.04%)
Pharmaceuticals, Biotechnology & Life Sciences – (4.04%)
Merck & Co., Inc.	1,063,900	$37,545,031
Roche Holding AG - Genusschein (Switzerland)	66,000	11,049,766
		48,594,797

	Total Health Care	48,594,797
INDUSTRIALS – (6.00%)
Commercial & Professional Services – (6.00%)
Iron Mountain Inc.	2,113,800	72,059,442
	Total Industrials	72,059,442
INFORMATION TECHNOLOGY – (5.24%)
Semiconductors & Semiconductor Equipment – (1.94%)
Texas Instruments Inc.	711,300	23,351,979
Software & Services – (1.31%)
Microsoft Corp.	603,229	15,671,890
Technology Hardware & Equipment – (1.99%)
Hewlett-Packard Co.	657,800	23,943,920
	Total Information Technology	62,967,789
	TOTAL COMMON STOCK – (Identified cost $957,441,392)	1,190,724,417
SHORT-TERM INVESTMENTS – (0.87%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.07%, 07/01/11, dated 06/30/11, repurchase value of $10,400,020 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-11.25%, 08/15/11-04/01/40, total market value $10,608,000)	$10,400,000	10,400,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $10,400,000)	10,400,000
Total Investments – (99.95%) – (Identified cost $967,841,392) – (e)		1,201,124,417
Other Assets Less Liabilities – (0.05%)		633,044
Net Assets – (100.00%)		$1,201,757,461

*	Non-Income producing security.
(a)
These securities are subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations.  These securities amounted to $121,668,019 or 10.12% of the Fund's net assets as of June 30, 2011.

(b)	Restricted Security – See Note 6 of the Notes to Financial Statements.
(c)	A portion of these securities is pledged to cover unfunded capital commitments at June 30, 2011.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
June 30, 2011 (Unaudited)

(d)
Affiliated Company.  Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended June 30, 2011.  The aggregate fair value of the securities of affiliated companies held by the Fund as of June 30, 2011 amounts to $33,137,448.  Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares December 31, 2010	Gross Additions	Gross Reductions	Shares June 30, 2011	Dividend Income
RHJ International	4,844,297	−	243,702	4,600,595	$ −

(e)	Aggregate cost for federal income tax purposes is $978,157,633. At June 30, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$293,554,537
Unrealized depreciation	(70,587,753)
Net unrealized appreciation	$222,966,784

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Assets and Liabilities
At June 30, 2011 (Unaudited)

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments):
Unaffiliated companies	$1,167,986,969
Affiliated companies	33,137,448
Cash	1,762
Receivables:
Capital stock sold	607,551
Dividends and interest	1,803,196
Prepaid expenses	9,265
Total assets	1,203,546,191
LIABILITIES:
Payables:
Capital stock redeemed	824,993
Accrued management fee	549,466
Accrued transfer agent fees	267,892
Other accrued expenses	146,379
Total liabilities	1,788,730
NET ASSETS	$1,201,757,461
SHARES OUTSTANDING	17,947,243
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$66.96

NET ASSETS CONSIST OF:
Paid in capital	$1,418,994,113
Undistributed net investment income	10,787,671
Accumulated net realized losses from investments and foreign currency transactions	(461,334,869)
Net unrealized appreciation on investments and foreign currency transactions	233,310,546
Net Assets	$1,201,757,461

*Including:
Cost of unaffiliated companies	$900,770,461
Cost of affiliated companies	67,070,931

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Operations
For the six months ended June 30, 2011 (Unaudited)

INVESTMENT INCOME:
Income:
Dividends*		$12,032,412
Interest		5,351
Total income		12,037,763

Expenses:
Management fees (Note 3)	$3,253,851
Custodian fees	76,534
Transfer agent fees	771,726
Audit fees	22,800
Legal fees	30,841
Reports to shareholders	94,760
Directors’ fees and expenses	49,458
Registration and filing fees	18,978
Excise tax expense (Note 1)	132,500
Miscellaneous	59,066
Total expenses		4,510,514
Expenses paid indirectly (Note 4)		(4)
Net expenses		4,510,510
Net investment income		7,527,253

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions:
Unaffiliated companies		12,183,621
Affiliated companies		(2,755,172)
Foreign currency transactions		(320,324)
Net realized gain		9,108,125
Net increase in unrealized appreciation		75,102,900
Net realized and unrealized gain on investments and foreign currency transactions		84,211,025
Net increase in net assets resulting from operations		$91,738,278

*Net of foreign taxes withheld as follows		$137,849

See Notes to Financial Statements

CLIPPER FUNDSM	Statements of Changes in Net Assets

	Six months ended June 30, 2011 (Unaudited)	Year ended December 31, 2010
OPERATIONS:
Net investment income	$7,527,253	$11,115,524
Net realized gain (loss) from investments and foreign currency transactions	9,108,125	(3,473,951)
Net increase in unrealized appreciation on investments and foreign currency transactions	75,102,900	149,249,834
Net increase in net assets resulting from operations	91,738,278	156,891,407

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(12,114,629)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 5)	(43,077,310)	(154,003,632)
Total increase (decrease) in net assets	48,660,968	(9,226,854)

NET ASSETS:
Beginning of period	1,153,096,493	1,162,323,347
End of period*	$1,201,757,461	$1,153,096,493

*Including undistributed net investment income of	$10,787,671	$3,260,418

See Notes to Financial Statements

CLIPPER FUNDSM	Notes to Financial Statements
June 30, 2011 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Fund, Inc. (“Fund”, a California corporation) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Fund’s investment objective is long-term capital growth and capital preservation. Effective January 1, 2006, Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”) assumed management of the Fund. The Adviser seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business.  Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation.  Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the closing bid price.  Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued.  Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.  Securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued.  Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors.  Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2011 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Equity securities:
Consumer discretionary	$76,608,981	$–	$–	$76,608,981
Consumer staples	225,996,570	8,645,618	–	234,642,188
Energy	101,245,694	–	–	101,245,694
Financials	432,126,979	158,958,657	3,519,890	594,605,526
Health care	37,545,031	11,049,766	–	48,594,797
Industrials	72,059,442	–	–	72,059,442
Information technology	62,967,789	–	–	62,967,789
Short-term securities	–	10,400,000	–	10,400,000
Total	$1,008,550,486	$189,054,041	$3,519,890	$1,201,124,417

Level 1 to Level 2 transfers**:
Consumer staples	$8,645,618
Financials	46,207,307
Health care	11,049,766
Total	$65,902,691

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

**Application of fair value procedures for securities traded on foreign exchanges triggered transfers between Level 1 and Level 2 assets during the six months ended June 30, 2011.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2011:

Investment Securities:
Beginning balance	$3,519,890
Unrealized appreciation (depreciation)	–
Net purchases (sales)	–
Ending balance	$3,519,890

The cost of purchases and the proceeds from sales may include securities received or delivered through corporate actions or exchanges.  Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts.  These balances are invested in one or more repurchase agreements, secured by U.S. Government securities.  A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature.  Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2011 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation.  The cost basis of such assets and liabilities is determined based upon historical exchange rates.  Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar.  Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed.  Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.  The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required.  The Fund incurred a 2010 excise tax liability of $132,500 during the six months ended June 30, 2011.  The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax would be required in the Fund’s financial statements related to those tax positions. The Fund’s federal and state (Arizona and California) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.   The earliest tax year that remains subject to examination by these jurisdictions is 2007.  At December 31, 2010, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards
Expiring
12/31/2016	$35,042,000
12/31/2017	419,518,000
12/31/2018	5,567,000
$460,127,000

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all, or a portion, of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the Notes to Financial Statements for the fiscal year ending December 31, 2011.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2011 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost.  Dividend income is recorded on the ex-dividend date.  Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and net operating losses.  The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund.  The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

Unfunded Capital Commitments - Unfunded capital commitments represent agreements which obligate the Fund to meet capital calls in the future.  Payment would be made when a capital call is requested.  Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.  Unfunded capital commitments are recorded when capital calls are requested.  As of June 30, 2011, unfunded capital commitments amounted to $11,484,780.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended June 30, 2011 were $135,016,616 and $180,116,596, respectively.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2011 (Unaudited)

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser.  The annual rate is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion.  Advisory fees paid during the six months ended June 30, 2011 approximated 0.55% of average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent.  The Adviser is also paid for certain transfer agent services.  The fee paid to the Adviser for these services during the six months ended June 30, 2011 amounted to $28,288. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider.  Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian.  Certain officers of the Fund are also officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund.  DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser.  The Fund pays no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund.  Such reductions amounted to $4 during the six months ended June 30, 2011.

NOTE 5 - CAPITAL STOCK

At June 30, 2011, there were 200 million shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Six months ended		Year ended
	June 30, 2011 (Unaudited)		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	988,111	$64,524,580	2,336,980	$133,871,293
Shares issued in reinvestment
of distributions	–	–	193,300	11,480,097
	988,111	64,524,580	2,530,280	145,351,390
Shares redeemed	(1,650,465)	(107,601,890)	(5,225,269)	(299,355,022)
Net decrease	(662,354)	$(43,077,310)	(2,694,989)	$(154,003,632)

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale.  They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities amounted to $3,519,890 or 0.29% of the Fund’s net assets as of June 30, 2011.  Information regarding restricted securities is as follows:
Security	Acquisition Date	Units	Cost per Unit	Valuation per Unit as of June 30, 2011
SKBHC Holdings LLC	11/08/10	1,083	$5,000.00	$3,250.00

CLIPPER FUNDSM	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Six months ended June 30, 2011	Year ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006a
Net Asset Value, Beginning of Period	$61.96	$54.56	$39.98	$81.00	$91.98	$88.18

Income (Loss) from Investment Operations:
Net Investment Income	0.41b	0.55b	0.46	0.83	0.88	1.07
Net Realized and Unrealized Gains (Losses)	4.59	7.48	14.58	(40.99)	(0.84)	11.84
Total from Investment Operations	5.00	8.03	15.04	(40.16)	0.04	12.91

Dividends and Distributions:
Dividends from Net Investment Income	–	(0.63)	(0.46)	(0.83)	(0.87)	(1.10)
Distributions from Realized Gains	–	–	–	(0.02)	(10.15)	(8.01)
Return of Capital	–	–	–	(0.01)	–	–
Total Dividends and Distributions	–	(0.63)	(0.46)	(0.86)	(11.02)	(9.11)
Net Asset Value, End of Period	$66.96	$61.96	$54.56	$39.98	$81.00	$91.98

Total Returnc	8.07%	14.77%	37.60	%d	(49.57)%	0.05%	15.27%

Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$1,202	$1,153	$1,162	$1,084	$2,781	$3,428
Ratio of Expenses to Average Net Assets:
Gross	0.76	%e	0.76%	0.80%	0.76%	0.69%	0.70%
Netf	0.76	%e	0.76%	0.80%	0.76%	0.69%	0.62%
Ratio of Net Investment Income to Average Net Assets	1.27	%e	0.96%	0.96%	1.21%	0.85%	1.11%
Portfolio Turnover Rateg	11%		3%	15%	7%	25%	63%

a	Effective January 1, 2006, Davis Selected Advisers, L.P., assumed management of the Fund. A different investment adviser managed the Fund from inception through December 31, 2005.
b	Per share calculations were based on average shares outstanding for the period.
c
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Total returns are not annualized for periods of less than one year.

d
Clipper Fund received favorable class action settlements from companies that it no longer owns. These settlements contributed roughly 5% to the Fund's total return in 2009. This was a one-time event that is unlikely to be repeated.

e	Annualized.
f	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
g
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

CLIPPER FUNDSM	Director Approval of Advisory Agreements

The Board of Directors of Clipper Fund, Inc. (“Fund”) oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s advisory agreement with Davis Selected Advisers, L.P. and its sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Advisory Agreement”).  Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. are jointly referred to below as “Davis Advisors.”

As a part of this process, counsel for the Board of Directors (which is composed entirely of directors who are independent of Davis Advisors) prepares questions which it submits to Davis Advisors in anticipation of the annual contract review. During the March 2011 Board of Directors’ meeting, the Directors reviewed and evaluated Davis Advisors’ responses to these questions as well as a variety of information furnished to the Directors with respect to Davis Advisors and the operations of the Fund. Upon completion of this review, the Directors determined that Davis Advisors provided the Fund and its shareholders a reasonable level of both investment and non-investment services, that shareholders received significant benefits from Davis Advisors’ shareholder-oriented approach, and that the shareholders were reasonably likely to benefit in the future from Davis Advisors’ execution of its investment discipline. Based on their review, the Directors approved the continuation of the Advisory Agreement for an additional year.

The Directors’ approval of the Advisory Agreement was based upon a comprehensive consideration of all information provided to them and was not the result of any single factor. The following facts and conclusions were important, but not exclusive, factors in the Directors’ decision to renew the Advisory Agreement.

Performance, Expenses, and Advisory Fee Schedule

The Directors considered information provided by Davis Advisors concerning the Fund’s performance for various periods ended February 28, 2011.  The Directors noted that the Fund’s total investment return was approximately 19.1% for the year ended February 28, 2011 and approximately -0.6% per year for the slightly over five-year period since Davis Advisors began managing the Fund on January 1, 2006.  The information provided by Davis Advisors indicated that the Fund had under-performed its benchmark (the Standard & Poor’s 500® Index) for the one-, three-, and five-year periods ended February 28, 2011, and for the period from January 1, 2006 through February 28, 2011. The Directors also considered performance information for the Fund prepared by Lipper, Inc. (“Lipper”), an independent service provider, for the one-, three-, and five-year periods ended December 31, 2010. The Directors noted that for the one-year period the Fund had out-performed the average of the universe of large-cap value funds as determined by Lipper and the Lipper index for large-cap value funds, and that the Fund had under-performed those measures for the three- and five-year periods. The Directors discussed with Davis Advisors various factors bearing on the Fund’s performance during these periods, including stock selection and the effect of market conditions in 2008. The Directors also noted that the Fund’s goal is long-term capital growth and capital preservation, and that Davis Advisors’ investment discipline has delivered good investment performance to other clients with similar strategies when measured over longer time periods.

The Directors considered the Fund’s contractual advisory fee, noting that it was below the asset-weighted average of its expense group as determined by Lipper.  They noted that the Fund has a fee schedule beginning at 0.55% and declining from there in a series of breakpoints.  In addition, the Directors noted that the breakpoint discounts in the Fund’s advisory fee schedule would provide for the sharing by Davis Advisors with Fund shareholders of any economies of scale that may exist in the management of the Fund (although the Fund’s assets have decreased over the past several years). The Directors also noted that the Fund’s advisory fees are identical to those paid by another open-end mutual fund for which Davis Advisors serves as investment adviser, and that although the advisory fees paid by other institutional clients of Davis Advisors are in many cases lower, the differences reflect the significant investment, operational, and regulatory differences between advising mutual funds and institutional clients. In addition, the Directors considered that the Fund’s total expense ratio was below the average of its expense group as determined by Lipper.  The Directors concluded that the Fund’s management fee was reasonable.

The Directors reviewed information prepared by Davis Advisors relating to costs and profits in providing services to the Fund.  The Directors considered a variety of factors in reviewing Davis Advisors’ profitability, including the Fund’s performance, fees and expenses, and the nature and quality of the services that Davis Advisors’ provided to the Fund. In addition, the Directors considered various potential benefits that Davis Advisors might receive in connection with the services it provides to the Fund, including reimbursement of a portion of Davis Advisors’ costs in providing shareholder services to the Fund. In that connection, the Directors also reviewed Davis Advisors’ portfolio brokerage practices, and noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services. The Directors concluded that Davis Advisors’ profitability as a result of its relationship with the Fund was reasonable.

CLIPPER FUNDSM	Director Approval of Advisory Agreements – (Continued)

Other Significant Considerations

The Directors noted that qualitative factors are also important in assessing whether Fund shareholders have been, or are likely to be, well served by the renewal of the Advisory Agreement.  Accordingly, the Directors also considered the nature and quality of the full range of services which Davis Advisors provides to the Fund and its shareholders, including whether it:

1.	Employs a disciplined, company-specific, research-driven, businesslike, and long-term investment philosophy;
2.
    Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversight of third-party service providers; and

3.	Fosters healthy investor behavior.

The Directors considered the quality of Davis Advisors’ investment management process; the experience, capability, and integrity of its senior management; continuity among key personnel of Davis Advisors; the overall financial strength and stability of its organization; and Davis Advisors’ commitment to maintaining these attributes.  The Directors determined that Davis Advisors provides the Fund and its shareholders a reasonable level of both investment and non-investment services.

The Directors noted that Davis Advisors and the Davis family have invested over $60 million in the Fund and, as a result, that Davis Advisors’ and the Davis family’s interests are significantly aligned with those of the Fund’s other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns.  The Directors also considered Davis Advisors’ efforts to minimize Fund transaction costs by generally applying a long-term time horizon to investments.

Based on their review, the Directors determined to approve the continuation of the Advisory Agreement for an additional year.

CLIPPER FUNDSM	Fund Information

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund.  A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-432-2504 or on the Fund’s website at www.clipperfund.com, or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CLIPPER FUNDSM	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about the Fund, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Clipper Fund by phone at 1-800-432-2504. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

CLIPPER FUNDSM	Directors and Officers

For the purpose of their service as directors to the Clipper Fund, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756.  All directors qualify as independent under the Investment Company Act of 1940.

Name (birthdate)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held

Independent Directors

Lawrence E. Harris (09/16/56)	Director	Indefinite and since April 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA	1	Interactive Brokers Group, Inc.

Steven N. Kearsley (09/29/41)	Director	Indefinite and since April 2006	Private Investor, Real Estate Development	1	None

Lawrence P. McNamee (09/12/34)	Director	Indefinite and since inception	Retired Educator	1	None

Norman B. Williamson (05/18/32)	Director/ Chairman	Indefinite and since inception	Private Investor	1	None

Officers

Christopher C. Davis (born 07/13/65, Clipper Fund officer since 12/19/05). President of Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Chief Executive Officer, President, or Vice President of each of the Davis Funds (consisting of 13 portfolios) and Selected Funds (consisting of three portfolios); Employee of Shelby Cullom Davis & Co. (registered broker/dealer); Director of each of the Davis Funds (consisting of 13 portfolios) and the Selected Funds (consisting of three portfolios); Director of Washington Post Co. (publishing company).

Kenneth C. Eich (born 08/14/53, Clipper Fund officer since 12/19/05). Executive Vice President and Principal Executive Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Clipper Fund officer since 12/19/05). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Clipper Fund officer since 12/19/05). Vice President, Chief Compliance Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Clipper Fund officer since 12/19/05). Vice President and Secretary of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

CLIPPER FUNDSM

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 55468
Boston, Massachusetts 02205-5468

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available upon request, free of charge, by contacting the Fund at 800-432-2504 or on the Fund’s website at www.clipperfund.com. Quarterly Fact sheets are available on the Fund’s website at www.clipperfund.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

        (a)(1) Not Applicable

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not Applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUND, INC.

By	/s/ Kenneth C. Eich

Kenneth C. Eich
Principal Executive Officer

Date: September 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich

Kenneth C. Eich
Principal Executive Officer

Date: September 8, 2011

By	/s/ Douglas A. Haines

Douglas A. Haines
Principal Financial Officer

Date: September 8, 2011